EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		October 1, 2004 to October 31, 2004

Monthly Operating Report

Required Documents	Schedule Attached

Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	507 West 10th Street, West Point, GA 31833
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$152,079,384
Monthly Profit (Loss):	$(20,232,000)

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only.  Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist.  The debtor reserves the right to amend this monthly operating report as necessary and appropriate.  All financial information contained herein is unaudited data.

Debtor-In-Possession	WestPoint Stevens Inc.
By:	Lester D. Sears
Its:	Senior Vice President - Finance and
Chief Financial Officer
Signature	/s/Lester D. Sears
Date	November 30, 2004

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		October 1, 2004 to October 31, 2004

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$147,154

Cost of sales	140,114

Gross profit	7,040

Selling and administrative expenses
Selling expense	3,431
Warehousing and shipping	6,631
Advertising	512
Division administrative expense	1,175
MIS expense	1,551
Corporate administrative expense	1,763

Total selling and administrative expense	15,063

Restructuring and impairment charge	-
Fixed asset impairment charge	-

Profit / (loss) from operations	(8,023)

Interest expense
Interest expense - outside	7,827
Capitalized interest expense	-
Interest expense - intercompany	396
Interest income	18
Interest income - intercompany	-

Net interest expense	8,205

Other expense
Miscellaneous	1,132
Royalties - intercompany	3,686
Transaction gain/loss	-

Total other expense	4,818

Other income
Royalties - intercompany	-
Dividends	-
Sale of assets	-
Miscellaneous	8

Total other income	8

Net other expense	4,810

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary item	(21,038)

Chapter 11 reorganization expenses	2,316

Income taxes (benefit)	(3,122)

Income (loss) before extraordinary item	(20,232)

Extraordinary item - net of taxes	-

Net income (loss)	$(20,232)

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		October 1, 2004 to October 31, 2004

BALANCE SHEET

(in $ thousands)

ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$ 1,772	Senior Credit Facility	$ 438,240
Short-term investments	-	DIP Credit Agreement	100,637
Accounts receivable, net	222,501	Second Lien Facility	165,000
Total inventories	330,737	Accrued interest payable	728
Prepaid & other current assets	12,349	Accounts payable - trade	49,909
Total current assets	567,359	Accounts payable - intercompany	179,243
		Other payables and accrued liabilities	108,954
		Deferred income taxes	-
		Pension and other liabilities	137,536

Total investments & other assets	119,961	Total liabilities not subject to compromise	1,180,247

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	1,000,000
Property, plant and equipment, net	521,792	Deferred financing fees	(5,066)
		Accrued interest payable on Senior Notes	36,130
		Accounts payable	26,604
		Other payables and accrued liabilities	8,237
		Pension and other liabilities	18,807

		Total liabilities subject to compromise	1,084,712

		Total Liabilities	2,264,959

		SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	(123,757)
		Common stock	711
		Capital Surplus / Treasury Stock	51,436
		Retained earnings (deficit)	(871,030)
		Minimum pension liability adjustment	(101,921)
		Other adjustments	(11,286)
		Unearned compensation	-

		Total Shareholders' Equity (Deficit)	(1,055,847)

TOTAL ASSETS	$ 1,209,112	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$ 1,209,112

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		October 1, 2004 to October 31, 2004

STATEMENT OF CASH FLOWS

(in $ thousands)

Cash Flows from Operations:
Net income (loss)	$(20,232)
Restructuring	-
Equity adjustments	646
Non-cash items
Depreciation and amortization expense	14,714
Fixed asset impairment charge	-
Changes in Assets and Liabilities
Decrease / (increase) -- accounts receivable	15,412
Decrease / (increase) -- inventories	5,385
Decrease / (increase) -- other current assets	2,508
Decrease / (increase) -- other noncurrent assets and liabilities	1,138
Increase / (decrease) -- accounts payable (trade)	(3,397)
Increase / (decrease) -- accounts payable (intercompany)	10,143
Increase / (decrease) -- accrued liabilities	(3,976)
Increase / (decrease) -- accrued interest payable	(4,838)
Increase / (decrease) -- pension and other liabilities	(1,798)
Increase / (decrease) -- deferred federal income tax	(474)

Total Cash Flows from Operations	$15,231

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	(653)
Transfers	-
Net proceeds from sale of assets	786

Total Cash Flows from Investing	$133

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement and Sr. Credit Facility	(18,320)

Total Cash Flows from Financing	$(18,320)

Beginning Cash Balance	4,728
Change in Cash	(2,956)

Ending Cash Balance	$1,772

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		October 1, 2004 to October 31, 2004

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment

All wages and salaries paid (gross) or incurred	$28,594,527

Federal

Payroll taxes withheld	4,864,635	1,127,862	10/07/04
		1,145,047	10/14/04
		977,780	10/15/04
Employer payroll tax contributions incurred	1,966,692	1,145,189	10/20/04
		297,720	10/27/04
		1,168,060	10/28/04
		962,395	10/29/04
		27,360	10/29/04

Total Federal Taxes (1)	$6,831,327	$6,851,413

State and Local

Payroll taxes withheld
Alabama SIT	382,517	457,651	10/29/04
Arkansas SIT	949	930	10/15/04
California SIT	1,922	1,446	10/20/04
Georgia SIT	81,684	82,275	10/27/04
Illinois SIT	499	729	10/06/04
Indiana SIT	7,712	13,400	10/18/04
Louisiana SIT	232	252	10/20/04
Maine SIT	53,621	50,626	10/27/04
Minnesota SIT	1,159	1,235	10/20/04
Missouri	416	404	10/28/04
New York SIT	89,529	88,341	10/29/04
North Carolina SIT	296,279	293,485	10/29/04
Pennsylvania SIT	205	205	10/15/04
Rhode Island SIT	168	144	10/15/04
South Carolina SIT	232,146	232,146	10/29/04
Virginia SIT	28,927	28,423	10/29/04
Delaware Co IN	283	-
Hancock Co IN	139	-
Hamilton Co IN	39	-
Henry Co IN	861	-
Johnson Co. IN	-	-
Madison Co IN	1,047	-
Marion Co IN	35	-
Washington Co IN	100	-
Randolph Co IN	64	-
Yonkers NY	14	14	10/29/04
Wayne	-	-
New York City	21,810	21,993	10/29/04
Opelika AL	5,966	17,450	10/28/04

Total Payroll taxes	1,208,323	1,291,149

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		October 1, 2004 to October 31, 2004

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment

(continued)
Employer payroll tax contributions incurred
Alabama SUTA	13,364	51,664	10/28/04
Arkansas SUTA	-	-
California SUTA	-	-
Florida SUTA	4,044	10,584	10/28/04
Georgia SUTA	902	2,502	10/28/04
Illinois SUTA	-	-
Indiana SUTA	199	3,914	10/28/04
Louisiana SUTA	-	41	10/28/04
Maine SUTA	1,164	6,001	10/28/04
Minnesota SUTA	-	-
Missouri	-	-
Nevada SUTA	2,696	10,635	10/28/04
New York SUTA	1,225	1,422	10/28/04
North Carolina SUTA	57,692	340,421	10/28/04
Pennsylvania SUTA	-	-
Rhode Island SUTA	-	-
South Carolina SUTA	7,598	30,127	10/28/04
Texas SUTA	43	192	10/28/04
Virginia SUTA	142	1,511	10/28/04
Washington SUTA	128	370	10/28/04

Total Employer payroll tax contributions	89,197	459,384

Gross taxable amount for sales and use	5,005,872
Sales & Use taxes collected	191,043
Abbeville, Alabama		2,124	10/14/04
Alabama City/County (Greenville & Butler County)		10,582	10/20/04
Alabama Regulation A		8,489	10/20/04
Alabama Sales		1,199	10/20/04
Alabama Use		41,954	10/20/04
Alatax (Abbeville, Opelika, Valley, Chambers Co., Henry Co, Lee Co)		9,646	10/14/04
California		193	10/28/04
Florida		12,645	10/20/04
Georgia		5,905	10/20/04
Indiana (Middletown)		330	10/14/04
Louisiana		7	10/14/04
New York		11,384	10/14/04
North Carolina		16,691	10/12/04
North Carolina		17,105	10/25/04
North Carolina		17,519	09/27/04
Red River Parish, Louisiana		6	10/14/04
South Carolina		32,822	10/20/04
Texas		307	10/14/04
Virginia Sales		378	10/14/04
Virginia Use		1,757	10/14/04

Total Sales & Use taxes paid		191,043
Property taxes		34
Other taxes		62,647

Total State and Local (1)		2,003,887

Total Taxes		$8,855,300

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.
/s/ Tracy Culpepper

Tracy Culpepper
WestPoint Stevens Inc.
Payroll Manager

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		October 1, 2004 to October 31, 2004

Monthly Operating Report

Required Documents	Schedule Attached

Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	3993 Howard Hughes Parkway, Suite 250, Las Vegas, NV 89109
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$4,098,177
Monthly Profit (Loss):	$5,054,000

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only.  Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist.  The debtor reserves the right to amend this monthly operating report as necessary and appropriate.  All financial information contained herein is unaudited data.

Debtor-In-Possession	WestPoint Stevens Inc. I
By:	Lester D. Sears
Its:	President
Signature	/s/Lester D. Sears
Date	November 30, 2004

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		October 1, 2004 to October 31, 2004

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$11,544

Cost of sales	7,640

Gross profit	3,904

Selling and administrative expenses
Selling expense	8
Warehousing and shipping	271
Advertising	-
Division administrative expense	-
MIS expense	-
Corporate administrative expense	170

Total selling and administrative expense	449

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	3,455

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	-
Interest income	-
Interest income - intercompany	472

Net interest expense	(472)

Other expense
Miscellaneous	-
Royalties - intercompany	190
Transaction gain/loss	-

Total other expense	190

Other income
Royalties - intercompany	4,045
Dividends	-
Sale of assets	-
Miscellaneous	-

Total other income	4,045

Net other expense	(3,855)

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary item	7,782

Chapter 11 reorganization expenses	-

Income taxes (benefit)	2,728

Income (loss) before extraordinary item	5,054

Extraordinary item - net of taxes	-

Net income (loss)	$5,054

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		October 1, 2004 to October 31, 2004

BALANCE SHEET

(in $ thousands)

ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$326	Senior Credit Facility	$-
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - customers	-	Long-term debt classified as current	-
Accounts receivable - intercompany	25,535	Accrued interest payable	-
Total inventories	7,649	Accounts payable - trade	717
Prepaid & other current assets	-	Accounts payable - intercompany	-
Total current assets	33,510	Other payables and accrued liabilities	14,683
		Deferred income taxes	-
		Pension and other liabilities	-

Total investments & other assets	124,052	Total liabilities not subject to compromise	15,400

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	12,257	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	1,437
		Other payables and accrued liabilities	-
		Pension and other liabilities	-

		Total liabilities subject to compromise	1,437

		Total Liabilities	16,837

		SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	-
		Common stock	1
		Capital Surplus / Treasury Stock	70,559
		Retained earnings (deficit)	82,422
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-

		Total Shareholders' Equity (Deficit)	152,982

TOTAL ASSETS	$169,819	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$169,819

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		October 1, 2004 to October 31, 2004

STATEMENT OF CASH FLOWS

(in $ thousands)

Cash Flows from Operations:
Net income (loss)	$5,054
Non-cash items
Depreciation and amortization expense	93
Changes in Assets and Liabilities
Decrease / (increase) -- accounts receivable (customers)	-
Decrease / (increase) -- accounts receivable (intercompany)	(10,481)
Decrease / (increase) -- inventories	2,634
Decrease / (increase) -- other current assets	-
Decrease / (increase) -- other noncurrent assets	-
Increase / (decrease) -- accounts payable (trade)	(142)
Increase / (decrease) -- accounts payable (intercompany)	-
Increase / (decrease) -- accrued liabilities	3,244
Increase / (decrease) -- accrued interest payable	-
Increase / (decrease) -- pension and other liabilities	-
Increase / (decrease) -- deferred federal income tax	-

Total Cash Flows from Operations	$402

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	(111)
Transfers	-
Net proceeds from sale of assets	-

Total Cash Flows from Investing	$(111)

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	-

Total Cash Flows from Financing	$-

Beginning Cash Balance	$35
Change in Cash	291

Ending Cash Balance	$326

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		October 1, 2004 to October 31, 2004

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment

All wages and salaries paid (gross) or incurred

Federal

Payroll taxes withheld
Employer payroll tax contributions incurred

Total Federal Taxes (1)	$-	-

State and Local

Payroll taxes withheld	$-	-
Employer payroll tax contributions incurred
Nevada

Gross taxable sales	85,572	-
Sales & Use taxes collected	4,279
Maine		4,279	10/14/04
Property taxes		116,024
Other taxes

Total State and Local (1)	-	120,303

Total Taxes	$-	$120,303

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.
/s/ Tracy Culpepper

Tracy Culpepper
WestPoint Stevens Inc.
Payroll Manager

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		October 1, 2004 to October 31, 2004

Monthly Operating Report

Required Documents	Schedule Attached

Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	507 West 10th Street, West Point, GA 31833
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$-
Monthly Profit (Loss):	$-

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only.  Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist.  The debtor reserves the right to amend this monthly operating report as necessary and appropriate.  All financial information contained herein is unaudited data.

Debtor-In-Possession	J.P. Stevens & Co., Inc.
By:	Lester D. Sears
Its:	President
Signature	/s/Lester D. Sears
Date	November 30, 2004

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		October 1, 2004 to October 31, 2004

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$-

Cost of sales	-

Gross profit	-

Selling and administrative expenses
Selling expense	-
Warehousing and shipping	-
Advertising	-
Division administrative expense	-
MIS expense	-
Corporate administrative expense	-

Total selling and administrative expense	-

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	-

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	-
Interest income	-
Interest income - intercompany	-

Net interest expense	-

Other expense
Miscellaneous	-
Royalties - intercompany	-
Transaction gain/loss	-
Total other expense	-

Other income
Royalties - intercompany	-
Dividends	-
Sale of assets	-
Miscellaneous	-

Total other income	-

Net other expense	-

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary item	-

Chapter 11 reorganization expenses	-

Income taxes (benefit)	-

Income (loss) before extraordinary item	-

Extraordinary item - net of taxes	-

Net income (loss)	$-

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		October 1, 2004 to October 31, 2004

BALANCE SHEET

(in $ thousands)

ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$ -	Senior Credit Facility	$ -
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - customers	-	Long-term debt classified as current	-
Accounts receivable - intercompany	110,749	Accrued interest payable	-
Total inventories	-	Accounts payable - trade	-
Prepaid & other current assets	-	Accounts payable - intercompany	-
Total current assets	110,749	Other payables and accrued liabilities	-
		Deferred income taxes	-
		Pension and other liabilities	-

Total investments & other assets	2,697	Total liabilities not subject to compromise	-

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	-	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	-
		Other payables and accrued liabilities	-
		Pension and other liabilities	-

		Total liabilities subject to compromise	-

		Total Liabilities	-

SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	10,503
		Common stock	-
		Capital Surplus / Treasury Stock	-
		Retained earnings (deficit)	102,943
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-

		Total Shareholders' Equity (Deficit)	113,446

TOTAL ASSETS	$ 113,446	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$ 113,446

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		October 1, 2004 to October 31, 2004

STATEMENT OF CASH FLOWS

(in $ thousands)

Cash Flows from Operations:
Net income (loss)	$-
Non-cash items
Depreciation and amortization expense	-
Changes in Assets and Liabilities
Decrease / (increase) -- accounts receivable (customers)	-
Decrease / (increase) -- accounts receivable (intercompany)	-
Decrease / (increase) -- inventories	-
Decrease / (increase) -- other current assets	-
Decrease / (increase) -- other noncurrent assets	-
Increase (decrease) -- accounts payable (trade)	-
Increase (decrease) -- accounts payable (intercompany)	-
Increase (decrease) -- accrued liabilities	-
Increase (decrease) -- accrued interest payable	-
Increase (decrease) -- pension and other liabilities	-
Increase (decrease) -- deferred federal income tax	-

Total Cash Flows from Operations	-

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	-
Net proceeds from sale of assets	-

Total Cash Flows from Investing	-

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	-

Total Cash Flows from Financing	-

Beginning Cash Balance	-
Change in Cash	-

Ending Cash Balance	$-

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		October 1, 2004 to October 31, 2004

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment

All wages and salaries paid (gross) or incurred	$-

Federal

Payroll taxes withheld	-
Employer payroll tax contributions incurred	-

Total Federal Taxes	-

State and Local

Payroll taxes withheld	-
Employer payroll tax contributions incurred	-
Gross taxable sales	-
Sales & Use taxes collected	-
Property taxes	-
Other taxes	-

Total State and Local	-

Total Taxes	$-	-

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		October 1, 2004 to October 31, 2004

Monthly Operating Report

Required Documents	Schedule Attached

Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	3993 Howard Hughes Parkway, Suite 250, Las Vegas NV 89109
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$2,405
Monthly Profit (Loss):	$178,000

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only.  Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist.  The debtor reserves the right to amend this monthly operating report as necessary and appropriate.  All financial information contained herein is unaudited data.

Debtor-In-Possession	J.P. Stevens Enterprises, Inc.
By:	Lester D. Sears
Its:	President
Signature	/s/Lester D. Sears
Date	November 30, 2004

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		October 1, 2004 to October 31, 2004

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$-

Cost of sales	-

Gross profit	-

Selling and administrative expenses
Selling expense	3
Warehousing and shipping	-
Advertising	-
Division administrative expense	-
MIS expense	-
Corporate administrative expense	-

Total selling and administrative expense	3

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	(3)

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	-
Interest income	-
Interest income - intercompany	87

Net interest expense	(87)

Other expense
Miscellaneous	-
Royalties - intercompany	-
Transaction gain/loss	-

Total other expense	-

Other income
Royalties - intercompany	190
Dividends	-
Sale of assets	-
Miscellaneous	-

Total other income	190

Net other expense	(190)

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary item	274

Chapter 11 reorganization expenses	-

Income taxes (benefit)	96

Income (loss) before extraordinary item	178

Extraordinary item - net of taxes	-

Net income (loss)	$178

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		October 1, 2004 to October 31, 2004

BALANCE SHEET

(in $ thousands)

ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$18	Senior Credit Facility	$-
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - customers, net	-	Long-term debt classified as current	-
Accounts receivable - intercompany	16,851	Accrued interest payable	-
Total inventories	-	Accounts payable - trade	-
Prepaid & other current assets	-	Accounts payable - intercompany	-
Total current assets	16,869	Other payables and accrued liabilities	277
		Deferred income taxes	-
		Pension and other liabilities	-

Total investments & other assets	-	Total liabilities not subject to compromise	277

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	-	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	-
		Other payables and accrued liabilities	-
		Pension and other liabilities	-

		Total liabilities subject to compromise	-

		Total Liabilities	277

SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	-
		Common stock	2
		Capital Surplus / Treasury Stock	-
		Retained earnings (deficit)	16,590
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-

		Total Shareholders' Equity (Deficit)	16,592

TOTAL ASSETS	$16,869	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$16,869

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		October 1, 2004 to October 31, 2004

STATEMENT OF CASH FLOWS

(in $ thousands)

Cash Flows from Operations:
Net income (loss)	$178
Non-cash items
Depreciation and amortization expense	-
Changes in Assets and Liabilities
Decrease / (increase) -- accounts receivable (customers)	-
Decrease / (increase) -- accounts receivable (intercompany)	(271)
Decrease / (increase) -- inventories	-
Decrease / (increase) -- other current assets	-
Decrease / (increase) -- other noncurrent assets	-
Increase (decrease) -- accounts payable (trade)	-
Increase (decrease) -- accounts payable (intercompany)	-
Increase (decrease) -- accrued liabilities	96
Increase (decrease) -- accrued interest payable	-
Increase (decrease) -- pension and other liabilities	-
Increase (decrease) -- deferred federal income tax	-

Total Cash Flows from Operations	3

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	-
Net proceeds from sale of assets	-

Total Cash Flows from Investing	-

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	-

Total Cash Flows from Financing	-

Beginning Cash Balance	15
Change in Cash	3

Ending Cash Balance	$18

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		October 1, 2004 to October 31, 2004

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment

All wages and salaries paid (gross) or incurred

Federal

Payroll taxes withheld
Employer payroll tax contributions incurred

Total Federal Taxes (1)	-	-

State and Local

Payroll taxes withheld	$-	$-
Employer payroll tax contributions incurred
Nevada
Gross taxable sales
Sales & Use taxes collected
Property taxes
Other taxes

Total State and Local (1)	-	-

Total Taxes	$-	-

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.
/s/ Tracy Culpepper

Tracy Culpepper
WestPoint Stevens Inc.
Payroll Manager

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		October 1, 2004 to October 31, 2004

Monthly Operating Report

Required Documents	Schedule Attached

Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	507 West 10th Street, West Point, GA 31833
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$4,707,568
Monthly Profit (Loss):	$(164,000)

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only.  Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist.  The debtor reserves the right to amend this monthly operating report as necessary and appropriate.  All financial information contained herein is unaudited data.

Debtor-In-Possession	WestPoint Stevens Stores Inc.
By:	Lester D. Sears
Its:	Vice President
Signature	/s/Lester D. Sears
Date	November 30, 2004

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		October 1, 2004 to October 31, 2004

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$7,681

Cost of sales	4,542

Gross profit	3,139

Selling and administrative expenses
Selling expense	2,268
Warehousing and shipping	238
Advertising	222
Division administrative expense	298
MIS expense	69
Corporate administrative expense	103

Total selling and administrative expense	3,198

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	(59)

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	193
Interest income	-
Interest income - intercompany	-

Net interest expense	193

Other expense
Miscellaneous	-
Royalties - intercompany	-
Transaction gain/loss	-

Total other expense	-

Other income
Royalties - intercompany	-
Dividends	-
Sale of assets	-
Miscellaneous	-

Total other income	-

Net other expense	-

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary item	(252)

Chapter 11 reorganization expenses	-

Income taxes (benefit)	(88)

Income (loss) before extraordinary item	(164)

Extraordinary item - net of taxes	-

Net income (loss)	$(164)

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		October 1, 2004 to October 31, 2004

BALANCE SHEET

(in $ thousands)

ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$1,550	Senior Credit Facility	$-
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - customers	208	Long-term debt classified as current	-
Accounts receivable - intercompany	5,014	Accrued interest payable	-
Total inventories	21,940	Accounts payable - trade	631
Prepaid & other current assets	894	Accounts payable - intercompany	-
Total current assets	29,606	Other payables and accrued liabilities	6,183
		Deferred income taxes	-
		Pension and other liabilities	-

Total investments & other assets	-	Total liabilities not subject to compromise	6,814

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	2,279	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	1,675
		Other payables and accrued liabilities	-
		Pension and other liabilities	-

		Total liabilities subject to compromise	1,675

		Total Liabilities	8,489

		SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	-
		Common stock	1
		Capital Surplus / Treasury Stock	15,955
		Retained earnings (deficit)	7,440
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-

		Total Shareholders' Equity (Deficit)	23,396

TOTAL ASSETS	$31,885	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$31,885

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		October 1, 2004 to October 31, 2004

STATEMENT OF CASH FLOWS

(in $ thousands)

Cash Flows from Operations:
Net income (loss)	$(164)
Restructuring	-
Equity adjustments	-
Non-cash items
Depreciation and amortization expense	67
Changes in Assets and Liabilities
Decrease / (increase) -- accounts receivable (customers)	(37)
Decrease / (increase) -- accounts receivable (intercompany)	678
Decrease / (increase) -- inventories	(676)
Decrease / (increase) -- other current assets	(146)
Decrease / (increase) -- other noncurrent assets	-
Increase (decrease) -- accounts payable (trade)	(6)
Increase (decrease) -- accounts payable (intercompany)	-
Increase (decrease) -- accrued liabilities	740
Increase (decrease) -- accrued interest payable	-
Increase (decrease) -- pension and other liabilities	-
Increase (decrease) -- deferred federal income tax	-

Total Cash Flows from Operations	$456

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	27
Transfers	-
Net proceeds from sale of assets	-

Total Cash Flows from Investing	$27

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	-

Total Cash Flows from Financing	$-

Beginning Cash Balance	$1,067
Change in Cash	483

Ending Cash Balance	$1,550

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		October 1, 2004 to October 31, 2004

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment

All wages and salaries paid (gross) or incurred	$901,501

Federal

Payroll taxes withheld	154,374	79,286	10/06/04
		30,424	10/13/04
		82,054	10/20/04
Employer payroll tax contributions incurred	65,113	27,581	10/27/04
		2,635	10/29/04

Total Federal Taxes (1)	219,487	221,980

State and Local

Amount of payroll taxes withheld
Alabama SIT	3,287	3,453	10/29/04
California SIT	712	543	10/06/04
Connecticut	235	235	10/29/04
Georgia SIT	12,835	12,806	10/29/04
Massachusetts SIT	922	413	10/06/04
Minnesota SIT	816	816	10/29/04
Michigan SIT	1,324	1,447	10/15/04
New Jersey SIT	-	902	10/28/04
New York SIT	1,362	1,925	10/20/04
North Carolina SIT	1,970	1,970	10/29/04
Oregon SIT	912	930	10/27/04
Pennsylvania SIT	643	639	10/20/04
South Carolina SIT	1,695	1,703	10/27/04
Utah SIT	818	988	10/15/04
Virginia SIT	940	804	10/20/04
Lancaster PA	155	437	10/28/04

Total Payroll taxes	28,626	30,011
Amount of employer payroll tax contributions incurred
Alabama SUTA	73	304	10/28/04
California SUTA	251	750	10/28/04
Connecticut SUTA	320	1,745	10/28/04
Florida SUTA	420	1,497	10/28/04
Georgia SUTA	286	1,158	10/28/04
Massachusetts SUTA	72	441	10/28/04
Minnesota SUTA	76	289	10/28/04
Missouri SUTA	-	-
Michigan SUTA	235	1,025	10/28/04
New Jersey SUTA	-	886	10/28/04
New York SUTA	452	1,760	10/28/04
North Carolina SUTA	102	382	10/28/04
Oregon SUTA	212	1,099	10/28/04
Pennsylvania SUTA	33	157	10/28/04
South Carolina SUTA	116	441	10/28/04
Tennessee SUTA	20	58	10/28/04
Texas SUTA	206	761	10/28/04
Utah SUTA	53	186	10/28/04
Virginia SUTA	14	129	10/28/04
Wisconsin SUTA	-	-

Total Employer payroll tax contributions	2,941	13,068

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		October 1, 2004 to October 31, 2004

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment

(continued)
Gross taxable sales	6,631,093
Sales & Use taxes collected	447,055
Alabama - City of Foley		3,874	10/20/04
Alabama Sales		16,281	10/20/04
Alabama Use		61	10/20/04
Alatax (Bessemer, Boaz, Valley, Chambers Co., Marshall Co)		8,990	10/14/04
Arizona		-
Baldwin County Alabama		4,628	10/14/04
California		27,313	09/24/04
Connecticut		10,810	09/30/04
Florida		32,515	10/20/04
Georgia		70,389	10/20/04
Jefferson County Alabama
Kansas Sales
Kansas Seller's Use
Massachusetts		9,614	10/20/04
Michigan		17,261	10/14/04
Minnesota		8,849	10/20/04
Missouri Sales
Missouri Use
New Jersey		256	10/20/04
New York		35,997	09/27/04
New York		33,316	10/27/04
North Carolina		6,832	10/12/04
North Carolina		13,302	10/25/04
North Carolina		13,305	09/25/04
Pennsylvania		10,232	10/20/04
South Carolina		13,283	10/20/04
Tennessee (P.Forge, Lebanon, Interstate Sales)		25,627	10/20/04
Texas		51,089	10/20/04
Utah		14,487	09/30/04
Virginia Interstate Sales		145	10/14/04
Virginia Williamsburg		18,599	10/20/04

Total Sales & Use taxes paid		447,055
Property taxes		15,898
Other taxes		2,739

Total State and Local (1)	478,622	490,134

Total Taxes	$698,109	$712,114

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.
/s/ Tracy Culpepper

Tracy Culpepper
WestPoint Stevens Inc.
Payroll Manager